                       NATIONSBANC MONTGOMERY SECURITIES

                     NationsBanc Montgomery Securities LLC


                                                                     NATIONSBANK



--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET



EQCC HOME EQUITY LOAN TRUST
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES
SERIES 1998-1
CLASSES A-1F, A-2F, A-3F, A-4F, A-5F, A-6F, A-7F, A-IO & A-1A
$738,874,000 (APPROXIMATE)

APRIL 16, 1998



--------------------------------------------------------------------------------








NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

                              OFFERED CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------------
                    EXPECTED                                                            PRINCIPAL       PRINCIPAL
                     RATINGS                                  AVERAGE      MODIFIED       WINDOW         WINDOW           LEGAL
        CLASS        -------        APPROXIMATE                LIFE       DURATION    (TO MATURITY)     (TO CALL)         FINAL
CLASS DESCRIPTION   S&P/MOODY'S         SIZE        COUPON     (YEARS)      (YEARS)      IN MONTHS       IN MONTHS       MATURITY
----------------------------------------------------------------------------------------------------------------------------------
A-1F     SEQ         AAA/Aaa       $251,364,000                 0.95         0.89        1 to 22         1 to 22        12/15/07
----------------------------------------------------------------------------------------------------------------------------------
A-2F     SEQ         AAA/Aaa         49,113,000                 2.05         1.87        22 to 27       22 to 27        04/15/09
----------------------------------------------------------------------------------------------------------------------------------
A-3F     SEQ         AAA/Aaa        145,552,000                 3.10         2.73        27 to 51       27 to 51        12/15/12
----------------------------------------------------------------------------------------------------------------------------------
A-4F     SEQ         AAA/Aaa         64,596,500                 5.00         4.15        51 to 74       51 to 74        03/15/21
----------------------------------------------------------------------------------------------------------------------------------
A-5F     SEQ         AAA/Aaa         57,497,343                 9.49         6.64       74 to 357       74 to 87        01/15/28
----------------------------------------------------------------------------------------------------------------------------------
A-6F     NAS         AAA/Aaa         52,737,000                 5.04         4.18        37 to 80       37 to 80        12/15/07
----------------------------------------------------------------------------------------------------------------------------------
A-7F     NAS         AAA/Aaa         47,463,000                 7.84         5.98       80 to 260       80 to 87        11/15/27
----------------------------------------------------------------------------------------------------------------------------------
A-IO   NAS IO        AAA/Aaa        100,200,000**               2.39         1.16      1 to 28 (IO)   1 to 28 (IO)      09/15/00
----------------------------------------------------------------------------------------------------------------------------------
A-1A Step - FLT      AAA/Aaa         70,551,229                 2.96*        2.52        1 to 354        1 to 87        10/15/27
----------------------------------------------------------------------------------------------------------------------------------

*    Class A-1A is run to 10% call.
**   National Balance of Class A-6F and Class A-7f

FIXED RATE CERTIFICATES:                                       ADJUSTABLE RATE CERTIFICATES:
------------------------                                       -----------------------------
1.   Classes A-1F through A-5F are sequential pay and are      1.   Class A-1A is backed by the adjustable rate mortgage
     backed by the fixed rate mortgage loan group.                  loan group.

2.   Classes A-1F through A-5F are payable monthly starting    2.   Class A-1A is payable monthly (Actual/360) starting
     5/15/98 with fixed pass-through rates calculated on a          5/15/98 with accrual from Closing Date. Class A-1A
     (30/360) basis accruing from 4/1/98.                           resets monthly to one month LIBOR plus [ ]%.

3.   Both Class A-6F and A-7F will pay sequentially until      3.   Optional call is 10%. Step function is subject to
     the Principal Balance of each such Class has been              available funds cap.
     reduced to zero. The Lockout Percentage for each
     Distribution Date is as follows: 0% to month 36; 45%      4.   Adjustable rate mortgage loan group pricing speeds: 25%
     from months 37 to 60; 80% from months 61 to 72; 100%           CPR beginning in month 1. (100% Prepayment Assumption)
     from months 73 to 84; and 300% thereafter.
                                                               5.   Adjustable rate class priced to call.
4.   The Class A-IO Certificate will pay a fixed coupon
     based on a notional amount equal to the sum of both
     Class A-6F and A-7F Principal Balance for the first 28
     Distribution Dates.

5. Fixed rate mortgage loan group pricing speeds: 4.0% CPR in month 1, and an additional 1.8182% in each month thereafter until month 12; on and thereafter, 24% CPR.
     (100% Prepayment Assumption)

6.   Fixed rate classes priced to maturity.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1

                                SUMMARY OF TERMS

DEPOSITORS:         EQCC Receivable Corporation and EQCC Asset Backed
                    Corporation are wholly owned subsidiaries of EquiCredit
                    Corporation, which itself is an indirect wholly owned subsidiary of NationsBank Corporation.

                    On January 9, 1998, Barnett Banks Inc., the parent and sole stockholder of EquiCredit Corporation, merged with NationsBank Corporation. As a result EquiCredit Corporation is now an indirect wholly-owned subsidiary of NationsBank Corporation.

SERVICER:           EquiCredit Corporation of America, a wholly owned subsidiary of EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of NationsBank Corporation.

                    As of December 31, 1997, EquiCredit serviced a total portfolio of 115,309 mortgage loans, having an aggregate unpaid principal balance of $5.2 billion for itself and investors consisting primarily of major commercial banks, savings and loan associations, brokerage houses and the Federal National Mortgage Association.

TRUSTEE: U.S. Bank National Association, an affiliate of First Bank National Association.

OFFERING:           Public; subject to a variance of plus or minus 5.0%.

MANAGERS:           NationsBanc Montgomery Securities LLC (Lead)
                    Lehman Brothers Inc.
                    Merrill Lynch & Co.

CUT-OFF DATE:       April 1, 1998

PRICING DATE:       April [ ], 1998

EXPECTED
SETTLEMENT:         April [23], 1998

REGISTRATION:       Certificates will be available in book-entry form through
                    DTC, Euroclear or CEDEL.

DISTRIBUTION
DATE: The 15th of each month (or next succeeding business day), beginning May 15, 1998.

INTEREST
CALCULATION:        Classes A-1F through A-5F are payable monthly starting
                    5/15/98. Fixed pass-through rates are calculated on a 30/360 basis and accrue from 4/1/98. Class A-1A is payable monthly starting 5/15/98 and resets monthly on an actual/360 basis to one month LIBOR plus [ ]%. The pass-through rate for the Class A-1A Certificates will be equal to the lesser of (i)
                    One-Month LIBOR plus [ ]% in the case of each Distribution
                    Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans is reduced to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One Month
                    LIBOR plus [ ]%, in the case of any Distribution Date thereafter or (ii) the Available Funds Cap.

OPTIONAL CALL:      10% optional clean-up call.

DENOMINATIONS:      $1,000 minimum and integral multiples of $1 in excess
                    thereof.



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


AVAILABLE
FUNDS CAP:          The Class A-1A Certificates will be subject to an
                    Available Funds Cap equal to the weighted average of the Mortgage Interest Rates on the Mortgage Loans in the
                    Adjustable Rate Group as of the first day of the related due period less: (a) an amount, expressed as an annual percentage rate across the mortgage pool balance, equal to the sum of the Servicing fee, the Trustee fee and the Certificate Insurer fee (the "Ongoing Fees") with respect to the first twelve Accrual Periods or (b) the sum of the amount in (a) plus 0.50% per annum, with respect to each subsequent Accrual Period.

TAX STATUS:         REMIC

ERISA: ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F, A-7F and A-IO WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

                    The Class A-1A Certificates WILL constitute "mortgage related securities" for purposes of SMMEA.

CERTIFICATE
INSURER:            Ambac Assurance Corporation ("AMBAC").

RATING
AGENCIES:           S&P and Moody's.

MORTGAGE
LOANS: 14,867 primarily conventional, fully-amortizing, first and second lien, fixed and adjustable rate (closed end), one- to four-family residential mortgage loans, with remaining terms to maturity ranging from approximately 7 months to 360 months.

CONTACT:            NationsBanc Montgomery Securities LLC
                    Mortgage Syndicate
                    Chris Hentemann
                    Bill Hale
                    (704) 386-7744






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP
SUMMARY

                                                                 TOTAL          MINIMUM         MAXIMUM
---------------------------------------------------------------------------------------------------------
Cut-off Date Aggregate Principal Balance                   $668,322,843.77
Number of Loans                                                     14,114
Average Original Loan Balance                              $     47,803.37      $5,000.00    $225,000.00
Average Current Loan Balance                               $     47,351.77      $1,096.87    $224,831.67
Weighted Average Combined LTV                                        78.44%          0.88%        100.00%
Weighted Average Gross Coupon                                        10.75%          7.00%         17.00%
Weighted Average Remaining Term to Maturity (months)                182.88              7            360
Weighted Average Original Term (months)                             186.70             48            360

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                     PERCENT OF
                                                                                     CUT-OFF DATE
                                                              RANGE               PRINCIPAL BALANCE
                                                              -----               -----------------
Range of Original Terms (in months)                           0 to 180                        77.62%
                                                              181 to 240                       6.35%
                                                              241 to 360                      16.03%

Level Pay Mortgage Loans                                                                      58.23%

Balloon Mortgage Loans                                                                        41.77%

Lien Position                                                 First                           79.08%
                                                              Second                          20.92%

Property Type                                                 Single Family                   91.46%
                                                              2-4 Family                       5.79%
                                                              Manufactured                     0.90%
                                                              Multi Family                     0.75%
                                                              Townhouse                        0.58%
                                                              Condominium                      0.51%

Occupancy Status                                              Owner Occupied                  94.06%
                                                              Non-owner Occupied               5.85%
                                                              Second Home                      0.09%

Geographic Concentration                                      Florida                         12.15%
                                                              Ohio                             6.34%
                                                              New York                         6.33%
                                                              Pennsylvania                     5.98%
                                                              Michigan                         4.60%
                                                              Other                           64.60%

Credit Grade                                                  A                               56.42%
                                                              B                               26.08%
                                                              C                               15.71%
                                                              D                                1.80%
-----------------------------------------------------------------------------------------------------------




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE

                                                                                  PERCENT OF FIXED RATE
  RANGE OF CUT-OFF DATE          NUMBER OF            AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
  ---------------------          ---------            ----------------------      ---------------------
   PRINCIPAL BALANCES          MORTGAGE LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
   ------------------          --------------            -----------------          -----------------


Less than 20,000.01                 2,618                 $ 38,595,783                      5.78%
20,000.01 to 30,000.00              2,489                   62,892,774                      9.41%
30,000.01 to 40,000.00              2,264                   79,689,253                     11.92%
40,000.01 to 50,000.00              1,856                   84,281,967                     12.61%
50,000.01 to 60,000.00              1,423                   78,374,818                     11.73%
60,000.01 to 70,000.00                923                   60,032,973                      8.98%
70,000.01 to 80,000.00                691                   51,803,119                      7.75%
80,000.01 to 90,000.00                455                   38,736,239                      5.80%
90,000.01 to 100,000.00               337                   32,055,367                      4.80%
100,000.01 to 110,000.00              235                   24,587,076                      3.68%
110,000.01 to 120,000.00              215                   24,772,000                      3.71%
120,000.01 to 130,000.00              152                   19,019,181                      2.85%
130,000.01 to 140,000.00               89                   12,018,730                      1.80%
140,000.01 to 150,000.00              103                   14,980,471                      2.24%
150,000.01 to 160,000.00               75                   11,622,600                      1.74%
160,000.01 to 170,000.00               44                    7,259,615                      1.09%
170,000.01 to 180,000.00               41                    7,177,101                      1.07%
180,000.01 to 190,000.00               34                    6,284,555                      0.94%
190,000.01 to 200,000.00               38                    7,389,141                      1.11%
200,000.01 to 227,150.00               32                    6,750,082                      1.01%
                                   ------                 ------------                    ------
   TOTAL                           14,114                 $668,322,844                    100.00%
                                   ======                 ============                    ======







NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                                 PERCENT OF FIXED RATE
                                                                                 ---------------------
                              NUMBER OF            AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
                              ---------            ----------------------        ---------------------
  STATE OR TERRITORY        MORTGAGE LOANS          PRINCIPAL BALANCE              PRINCIPAL BALANCE
  ------------------        --------------          -----------------              -----------------


Florida                        1,952                  $ 81,188,211                       12.15%
Ohio                             808                    42,382,203                        6.34%
New York                         648                    42,299,769                        6.33%
Pennsylvania                     911                    39,983,517                        5.98%
Michigan                         560                    30,765,045                        4.60%
Indiana                          756                    30,551,976                        4.57%
Illinois                         568                    30,066,087                        4.50%
California                       603                    27,263,249                        4.08%
Tennessee                        483                    23,829,921                        3.57%
Georgia                          478                    22,740,321                        3.40%
Maryland                         410                    22,144,861                        3.31%
North Carolina                   456                    18,906,902                        2.83%
Massachusetts                    313                    18,703,961                        2.80%
Virginia                         416                    17,626,088                        2.64%
Minnesota                        405                    17,407,154                        2.60%
South Carolina                   375                    16,015,736                        2.40%
Connecticut                      234                    14,009,759                        2.10%
Louisiana                        360                    13,848,937                        2.07%
Missouri                         269                    13,389,690                        2.00%
Other                          3,109                   145,199,457                       21.73%
                              ------                  ------------                      ------
         TOTAL                14,114                  $668,322,844                      100.00%
                              ======                  ============                      ======






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

COMBINED LOAN-TO-VALUE

                                                                                  PERCENT OF FIXED RATE
                                                                                  ---------------------
  RANGE OF COMBINED              NUMBER OF          AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
  -----------------              ---------          ----------------------        ---------------------
 LOAN-TO-VALUE RATIOS          MORTGAGE LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
 --------------------          --------------          -----------------            -----------------


 0.01% to   5.00%                       6               $     29,553                        0.00%
 5.01% to  10.00%                      13                    135,199                        0.02%
10.01% to  15.00%                      28                    468,983                        0.07%
15.01% to  20.00%                      59                  1,080,346                        0.16%
20.01% to  25.00%                      81                  1,769,352                        0.26%
25.01% to  30.00%                     100                  2,453,937                        0.37%
30.01% to  35.00%                     130                  3,597,574                        0.54%
35.01% to  40.00%                     167                  4,926,196                        0.74%
40.01% to  45.00%                     175                  5,576,166                        0.83%
45.01% to  50.00%                     304                 10,229,019                        1.53%
50.01% to  55.00%                     280                 10,575,537                        1.58%
55.01% to  60.00%                     402                 17,489,124                        2.62%
60.01% to  65.00%                     469                 21,467,000                        3.21%
65.01% to  70.00%                     964                 46,297,371                        6.93%
70.01% to  75.00%                   1,894                101,269,198                       15.15%
75.01% to  80.00%                   2,329                131,150,313                       19.62%
80.01% to  85.00%                   3,157                169,484,546                       25.36%
85.01% to  90.00%                   1,330                 70,318,949                       10.52%
90.01% to  95.00%                     507                 27,082,732                        4.05%
95.01% to 100.00%                   1,719                 42,921,749                        6.42%
                                   ------               ------------                      ------
          TOTAL                    14,114               $668,322,844                      100.00%
                                   ======               ============                      ======





NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

 RANGE OF MORTGAGE INTEREST RATES

                                                                           PERCENT OF FIXED RATE
                                                                           ---------------------
 RANGE OF MORTGAGE          NUMBER OF         AGGREGATE CUT-OFF DATE       GROUP BY CUT-OFF DATE
 -----------------          ---------         ----------------------       ---------------------
   INTEREST RATES         MORTGAGE LOANS        PRINCIPAL BALANCE            PRINCIPAL BALANCE
   --------------         --------------        -----------------            -----------------

 6.751% to  7.000%               2               $    142,169                      0.02%
 7.001% to  7.250%               4                    193,091                      0.03%
 7.251% to  7.500%               3                    260,807                      0.04%
 7.501% to  7.750%               5                    370,114                      0.06%
 7.751% to  8.000%              15                  1,470,883                      0.22%
 8.001% to  8.250%              16                  1,116,153                      0.17%
 8.251% to  8.500%             137                  8,377,407                      1.25%
 8.501% to  8.750%             105                  8,477,827                      1.27%
 8.751% to  9.000%             190                 14,172,627                      2.12%
 9.001% to  9.250%             235                 14,078,541                      2.11%
 9.251% to  9.500%             588                 34,996,324                      5.24%
 9.501% to  9.750%             737                 45,053,745                      6.74%
 9.751% to 10.000%             987                 58,582,380                      8.77%
10.001% to 10.250%           1,127                 61,924,381                      9.27%
10.251% to 10.500%           1,238                 68,355,843                     10.23%
10.501% to 10.750%           1,192                 62,478,428                      9.35%
10.751% to 11.000%           1,614                 75,165,604                     11.25%
11.001% to 11.250%             973                 41,984,521                      6.28%
11.251% to 11.500%             636                 29,155,164                      4.36%
11.501% to 11.750%             711                 29,463,816                      4.41%
11.751% to 12.000%             428                 17,248,043                      2.58%
12.001% to 12.250%             366                 15,996,765                      2.39%
12.251% to 12.500%             282                 10,481,466                      1.57%
12.501% to 12.750%             305                 11,636,211                      1.74%
12.751% to 13.000%             465                 14,392,619                      2.15%
13.001% to 13.250%             166                  5,070,699                      0.76%
13.251% to 13.500%             291                  8,179,265                      1.22%
13.501% to 13.750%           1,017                 23,816,273                      3.56%
13.751% to 14.000%              61                  1,259,991                      0.19%
14.001% to 14.250%              72                  1,698,318                      0.25%
14.251% to 14.500%              88                  1,933,633                      0.29%
14.501% to 14.750%              12                    234,504                      0.04%
14.751% to 15.000%              11                    169,435                      0.03%
15.001% to 15.250%               9                    161,057                      0.02%
15.251% to 15.500%               4                     30,136                      0.00%
15.501% to 15.750%              16                    142,164                      0.02%
16.001% to 17.000%               6                     52,440                      0.01%
                            ------               ------------                    ------
   TOTAL                    14,114               $668,322,844                    100.00%
                            ======               ============                    ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

 ORIGINAL MONTHS TO STATED MATURITY

 RANGE OF ORIGINAL                                                          PERCENT OF FIXED RATE
 -----------------                                                          ---------------------
     MONTHS TO               NUMBER OF        AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
     ---------               ---------        ----------------------        ---------------------
  STATED MATURITY         MORTGAGE LOANS        PRINCIPAL BALANCE             PRINCIPAL BALANCE
  ---------------         --------------        -----------------             -----------------


37 to 48                           1               $     18,857                       0.00%
49 to 60                          74                  1,268,101                       0.19%
61 to 72                          12                    230,924                       0.03%
73 to 84                       1,318                 85,013,911                      12.72%
85 to 96                          13                    211,141                       0.03%
109 to 120                     2,347                144,597,352                      21.64%
133 to 144                        26                    647,321                       0.10%
145 to 156                         3                    161,630                       0.02%
157 to 168                         3                     91,089                       0.01%
169 to 180                     7,955                286,495,431                      42.87%
229 to 240                       820                 42,450,410                       6.35%
289 to 300                         3                    128,892                       0.02%
349 to 360                     1,539                107,007,784                      16.01%
                              ------               ------------                     ------
        TOTAL                 14,114               $668,322,844                     100.00%
                              ======               ============                     ======



MONTHS SINCE ORIGINATION

                                                                               PERCENT OF FIXED RATE
                                                                               ---------------------
  RANGE OF MONTHS          NUMBER OF          AGGREGATE CUT-OFF DATE           GROUP BY CUT-OFF DATE
  ----------------         ---------          ----------------------           ---------------------
 SINCE ORIGINATION       MORTGAGE LOANS         PRINCIPAL BALANCE                PRINCIPAL BALANCE
 -----------------       --------------         -----------------                -----------------

Less than 1                       2                $     51,900                       0.01%
1 to 6                       13,583                 651,676,972                      97.51%
7 to 12                         275                  10,990,089                       1.64%
Greater than 12                 254                   5,603,883                       0.84%
                             ------                ------------                     ------
        TOTAL                14,114                $668,322,844                     100.00%
                             ======                ============                     ======









NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

SUMMARY
---------------------------------------------------------------------------------------------------------
                                                              TOTAL           MINIMUM           MAXIMUM
                                                              -----           -------           -------
Cut-off Date Aggregate Principal Balance                $70,551,229.45
Number of Loans                                                    753
Average Original Loan Balance                           $    93,941.53       $20,250.00       $350,000.00
Average Current Loan Balance                            $    93,693.53       $20,225.91       $349,843.48
Weighted Average Combined LTV                                    82.91%           22.95%            98.73%
Weighted Average Gross Coupon                                     8.54%            6.75%            11.25%
Weighted Average Remaining Term to Maturity months)             112.81               60               359
Weighted Average Original Term (months)                         116.40               83               360
Weighted Average Gross Margin                                     5.10%            4.00%             7.55%
Weighted Average Gross Lifetime Cap                              16.98%           15.88%            20.00%
Weighted Average Gross Lifetime Floor                             8.48%            6.75%            12.29%
Weighted Average Periodic Cap                                     1.00%            1.00%             1.00%
Weighted Average First Adjustment Cap                             1.00%            1.00%             1.00%
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF
                                                                                 CUT-OFF DATE
                                                         RANGE                 PRINCIPAL BALANCE
                                                         -----                 -----------------
Range of Original Terms (in months)                      0 to 180                         94.02%
                                                         181 to 240                        0.77%
                                                         241 to 360                        5.21%

Level Pay Mortgage Loans                                                                   7.97%
Balloon Mortgage  Loans                                                                   92.03%

Product Type                                             6 Month LIBOR                   100.00%

Lien Position                                            First                           100.00%

Property Type                                            Single Family                    96.34%
                                                         2-4 Family                        2.99%
                                                         Condominium                       0.54%
                                                         Townhouse                         0.12%

Occupancy Status                                         Owner Occupied                  100.00%

Geographic Concentration                                 Michigan                         14.42%
                                                         Ohio                             11.73%
                                                         Minnesota                         8.34%
                                                         Illinois                          8.10%
                                                         Indiana                           4.93%
                                                         Other                            52.48%

Credit Grade                                             A                                62.24%
                                                         B                                27.91%
                                                         C                                 9.85%
                                                         D                                 0.00%
------------------------------------------------------------------------------------------------

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE

                                                                               PERCENT OF ADJUSTABLE RATE
                                                                               --------------------------
  RANGE OF CUT-OFF DATE      NUMBER OF           AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
  ---------------------      ---------           ----------------------          ---------------------
   PRINCIPAL BALANCES      MORTGAGE LOANS          PRINCIPAL BALANCE               PRINCIPAL BALANCE
   ------------------      --------------          -----------------               -----------------


20,000.01 to 30,000.00           9                     $  245,140                        0.35%
30,000.01 to 40,000.00          32                      1,135,910                        1.61%
40,000.01 to 50,000.00          63                      2,870,542                        4.07%
50,000.01 to 60,000.00          86                      4,742,008                        6.72%
60,000.01 to 70,000.00          90                      5,866,022                        8.31%
70,000.01 to 80,000.00          87                      6,531,775                        9.26%
80,000.01 to 90,000.00          61                      5,175,959                        7.34%
90,000.01 to 100,000.00         58                      5,539,892                        7.85%
100,000.01 to 110,000.00        54                      5,645,983                        8.00%
110,000.01 to 120,000.00        45                      5,202,424                        7.37%
120,000.01 to 130,000.00        39                      4,867,010                        6.90%
130,000.01 to 140,000.00        24                      3,214,661                        4.56%
140,000.01 to 150,000.00        20                      2,916,603                        4.13%
150,000.01 to 160,000.00        13                      2,000,992                        2.84%
160,000.01 to 170,000.00        13                      2,142,634                        3.04%
170,000.01 to 180,000.00        17                      2,956,865                        4.19%
180,000.01 to 190,000.00         7                      1,300,282                        1.84%
190,000.01 to 200,000.00         8                      1,570,449                        2.23%
200,000.01 to 250,000.00        18                      3,970,349                        5.63%
250,000.01 to 300,000.00         5                      1,345,886                        1.91%
300,000.01 to 350,000.00         4                      1,309,845                        1.86%
                               ---                    -----------                      ------
    TOTAL                      753                    $70,551,229                      100.00%
                               ===                    ===========                      ======






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                       PERCENT OF ADJUSTABLE RATE
                                                                       --------------------------
                        NUMBER OF       AGGREGATE CUT-OFF DATE           GROUP BY CUT-OFF DATE
                        ---------       ----------------------           ---------------------
STATE OR ERRITORY     MORTGAGE LOANS      PRINCIPAL BALANCE                 PRINCIPAL BALANCE
-----------------     --------------      -----------------                 -----------------


Michigan                  108               $10,175,505                          14.42%
Ohio                      103                 8,277,191                          11.73%
Minnesota                  55                 5,882,438                           8.34%
Illinois                   64                 5,711,380                           8.10%
Indiana                    51                 3,475,198                           4.93%
North Carolina             33                 3,190,553                           4.52%
Arizona                    27                 2,974,761                           4.22%
Florida                    28                 2,712,724                           3.85%
Maryland                   20                 2,700,808                           3.83%
Missouri                   31                 2,678,074                           3.80%
West Virginia              42                 2,655,121                           3.76%
Virginia                   19                 2,040,792                           2.89%
Georgia                    15                 1,653,937                           2.34%
Texas                      13                 1,602,114                           2.27%
Tennessee                  12                 1,567,680                           2.22%
Wisconsin                  20                 1,555,394                           2.20%
New Jersey                 10                 1,477,973                           2.09%
Other                     102                10,219,586                           4.49%
                          ---               -----------                         ------
    TOTAL                 753               $70,551,229                         100.00%
                          ===               ===========                         ======






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

 COMBINED LOAN-TO-VALUE

                                                                               PERCENT OF ADJUSTABLE RATE
                                                                               --------------------------
 RANGE OF COMBINED          NUMBER OF         AGGREGATE CUT-OFF DATE              GROUP BY CUT-OFF DATE
 -----------------          ---------         ----------------------              ---------------------
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS         PRINCIPAL BALANCE                  PRINCIPAL BALANCE
--------------------     --------------         -----------------                  -----------------


20.01% to  25.00%                 1               $    25,193                             0.04%
25.01% to  30.00%                 1                    53,253                             0.08%
35.01% to  40.00%                 3                   163,040                             0.23%
40.01% to  45.00%                 2                    72,040                             0.10%
45.01% to  50.00%                 3                   371,241                             0.53%
50.01% to  55.00%                 5                   289,385                             0.41%
55.01% to  60.00%                10                   934,192                             1.32%
60.01% to  65.00%                11                   608,625                             0.86%
65.01% to  70.00%                21                 2,209,236                             3.13%
70.01% to  75.00%                98                 8,170,192                            11.58%
75.01% to  80.00%               145                13,283,218                            18.83%
80.01% to  85.00%               252                22,861,490                            32.40%
85.01% to  90.00%                98                 9,909,658                            14.05%
90.01% to  95.00%                98                11,050,016                            15.66%
95.01% to 100.00%                 5                   550,450                             0.78%
                                ---               -----------                           ------
    TOTAL                       753               $70,551,229                           100.00%
                                ===               ===========                           ======






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                              PERCENT OF ADJUSTABLE RATE
                                                                              --------------------------
RANGE OF MORTGAGE          NUMBER OF           AGGREGATE CUT-OFF DATE            GROUP BY CUT-OFF DATE
-----------------          ---------           ----------------------            ---------------------
 INTEREST RATES          MORTGAGE LOANS           PRINCIPAL BALANCE                PRINCIPAL BALANCE
 --------------          --------------           -----------------                -----------------


  6.501% to  6.750%             1                  $   147,356                            0.21%
  6.751% to  7.000%             2                       85,488                            0.12%
  7.001% to  7.250%             7                      703,727                            1.00%
  7.251% to  7.500%            30                    2,685,827                            3.81%
  7.501% to  7.750%            66                    6,285,808                            8.91%
  7.751% to  8.000%            54                    4,849,260                            6.87%
  8.001% to  8.250%           147                   14,852,175                           21.05%
  8.251% to  8.500%           143                   13,210,960                           18.73%
  8.501% to  8.750%           116                   12,357,733                           17.52%
  8.751% to  9.000%            33                    3,048,857                            4.32%
  9.001% to  9.250%            72                    6,001,268                            8.51%
  9.251% to  9.500%             9                      806,155                            1.14%
  9.501% to  9.750%            15                    1,361,157                            1.93%
  9.751% to 10.000%            10                      941,057                            1.33%
 10.001% to 10.250%            37                    2,421,523                            3.43%
 10.501% to 10.750%             5                      301,242                            0.43%
 10.751% to 11.000%             3                      222,958                            0.32%
 11.001% to 11.250%             3                      268,678                            0.38%
                              ---                  -----------                          ------
   TOTAL                      753                  $70,551,229                          100.00%
                              ===                  ===========                          ======


ORIGINAL MONTHS TO STATED MATURITY

RANGE OF ORIGINAL                                                           PERCENT OF ADJUSTABLE RATE
-----------------                                                           --------------------------
    MONTHS TO          NUMBER OF           AGGREGATE CUT-OFF DATE              GROUP BY CUT-OFF DATE
    ---------          ---------           ----------------------              ---------------------
 STATED MATURITY     MORTGAGE LOANS           PRINCIPAL BALANCE                  PRINCIPAL BALANCE
 ---------------     --------------           -----------------                  -----------------


73 to 84                  418                    $38,326,190                           54.32%
109 to 120                238                     23,952,565                           33.95%
169 to 180                 49                      4,052,773                            5.74%
229 to 240                  7                        543,175                            0.77%
349 to 360                 41                      3,676,526                            5.21%
                          ---                    -----------                          ------
    TOTAL                 753                    $70,551,229                          100.00%
                          ===                    ===========                          ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

MONTHS SINCE ORIGINATION

                                                                       PERCENT OF ADJUSTABLE RATE
                                                                       --------------------------
 RANGE OF MONTHS          NUMBER OF      AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
 ---------------          ---------      ----------------------          ---------------------
SINCE ORIGINATION       MORTGAGE LOANS     PRINCIPAL BALANCE               PRINCIPAL BALANCE
-----------------       --------------     -----------------               -----------------


1 to 6                      707               $66,592,266                         94.39%
7 to 12                      43                 3,719,677                          5.27%
Greater than 12               3                   239,286                          0.34%
                            ---               -----------                        ------
    TOTAL                   753               $70,551,229                        100.00%
                            ===               ===========                        ======


GROSS MARGINS

                                                                        PERCENT OF ADJUSTABLE RATE
                                                                        --------------------------
    RANGE OF             NUMBER OF       AGGREGATE CUT-OFF DATE            GROUP BY CUT-OFF DATE
    --------             ---------       ----------------------            ---------------------
  GROSS MARGINS        MORTGAGE LOANS       PRINCIPAL BALANCE                PRINCIPAL BALANCE
  -------------        --------------       -----------------                -----------------


3.751% to 4.000%              1              $   147,356                           0.21%
4.001% to 4.250%             32                2,845,965                           4.03%
4.251% to 4.500%             68                6,295,864                           8.92%
4.501% to 4.750%             38                3,546,674                           5.03%
4.751% to 5.000%            177               17,424,301                          24.70%
5.001% to 5.250%            210               20,632,182                          29.24%
5.251% to 5.500%             68                7,396,153                          10.48%
5.501% to 5.750%             70                5,281,449                           7.49%
5.751% to 6.000%             63                4,990,821                           7.07%
6.001% to 6.250%              6                  501,373                           0.71%
6.251% to 6.500%             15                1,065,767                           1.51%
6.501% to 6.750%              1                  122,734                           0.17%
6.751% to 7.000%              2                  187,143                           0.27%
7.001% to 7.250%              1                   49,404                           0.07%
7.501% to 7.750%              1                   64,044                           0.09%
                            ---              -----------                         ------
   TOTAL                    753              $70,551,229                         100.00%
                            ===              ===========                         ======






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

   NEXT MORTGAGE INTEREST RATE CHANGE

      MONTH OF                                                             PERCENT OF ADJUSTABLE RATE
      --------                                                             --------------------------
NEXT MORTGAGE INTEREST        NUMBER OF       AGGREGATE CUT-OFF DATE         GROUP BY CUT-OFF DATE
----------------------        ---------       ----------------------         ---------------------
     RATE CHANGE            MORTGAGE LOANS       PRINCIPAL BALANCE              PRINCIPAL BALANCE
     -----------            --------------       -----------------              -----------------


May 1998                         207                $18,832,846                        26.69%
April 1998                       151                 14,258,939                        20.21%
June 1998                        146                 14,266,622                        20.22%
July 1998                        126                 12,770,578                        18.10%
August 1998                       83                  6,973,442                         9.88%
October 1998                      34                  2,964,093                         4.20%
September 1998                     3                    280,814                         0.40%
February 1998                      1                     38,296                         0.05%
March 1998                         1                    103,354                         0.15%
December 1998                      1                     62,244                         0.09%
                                 ---                -----------                       ------
     TOTAL                       753                $70,551,229                       100.00%
                                 ===                ===========                       ======







NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                                  BOND SUMMARY

A-1F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               6.50         1.69          1.21         0.95          0.79         0.68          0.53
Modified Duration (yrs.)          5.06         1.54          1.12         0.89          0.74         0.64          0.51
First Principal Payment Date    05/15/98     05/15/98      05/15/98     05/15/98      05/15/98     05/15/98      05/15/98
Last Principal Payment Date     12/15/07     10/15/01      09/15/00     02/15/00      10/15/99     07/15/99      04/15/99
Payment Windows (mos.)            115           41            28           21            17           14            11
Yield @ 100.0000                 6.183         6.075        6.018         5.962        5.909         5.857         5.758


A-2F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              10.07         3.94          2.68         2.05          1.66         1.39          1.05
Modified Duration (yrs.)          7.33         3.40          2.40         1.87          1.53         1.29          0.99
First Principal Payment Date    12/15/07     10/15/01      09/15/00     02/15/00      10/15/99     07/15/99      04/15/99
Last Principal Payment Date     04/15/09     09/15/02      04/15/01     07/15/00      02/15/00     11/15/99      06/15/99
Payment Windows (mos.)             16           11            7             5            4             4             2
Yield @ 100.0000                 6.106         6.069        6.040         6.013        5.984         5.956         5.899


A-3F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              13.35         6.23          4.21         3.10          2.44         2.02          1.48
Modified Duration (yrs.)          8.83         5.00          3.59         2.73          2.20         1.85          1.38
First Principal Payment Date    04/15/09     09/15/02      04/15/01     07/15/00      02/15/00     11/15/99      06/15/99
Last Principal Payment Date     12/15/12     06/15/07      03/15/04     07/15/02      07/15/01     12/15/00      03/15/00
Payment Windows (mos.)             44           57            35           24            17           13             9
Yield @ 100.0000                 6.221         6.201        6.182         6.161        6.140         6.119         6.075


A-4F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              17.85         10.12         7.28         5.00          3.77         2.98          2.13
Modified Duration (yrs.)         10.27         7.22          5.62         4.15          3.25         2.63          1.93
First Principal Payment Date    12/15/12     06/15/07      03/15/04     07/15/02      07/15/01     12/15/00      03/15/00
Last Principal Payment Date     03/15/21     01/15/10      12/15/07     06/15/04      10/15/02     10/15/01      09/15/00
Payment Windows (mos.)             99           31            45           23            15           10             6
Yield @ 100.0000                 6.476         6.466        6.456         6.440        6.423         6.405         6.371




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


A-5F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              26.76         15.16        12.15         9.49          6.71         4.25          2.71
Modified Duration (yrs.)         11.92         9.04          7.91         6.64          5.08         3.57          2.40
First Principal Payment Date    03/15/21     01/15/10      12/15/07     06/15/04      10/15/02     10/15/01      09/15/00
Last Principal Payment Date     01/15/28     01/15/28      01/15/28     01/15/28      01/15/28     03/15/04      06/15/01
Payment Windows (mos.)             82           216          241           283          303           29             9
Yield @ 100.0000                 6.898         6.891        6.886         6.880        6.868         6.846         6.809


A-6F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               7.67         5.84          5.39         5.04          4.72         4.47          3.56
Modified Duration (yrs.)          5.90         4.73          4.43         4.18          3.96         3.78          3.10
First Principal Payment Date    05/15/01     05/15/01      05/15/01     05/15/01      05/15/01     05/15/01      05/15/01
Last Principal Payment Date     12/15/07     09/15/05      04/15/05     12/15/04      08/15/04     03/15/04      06/15/02
Payment Windows (mos.)             79           52            47           43            39           34            13
Yield @ 100.0000                 6.228         6.218        6.215         6.212        6.208         6.206         6.192


A-7F (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              10.03         8.72          8.18         7.84          7.66         7.64          5.59
Modified Duration (yrs.)          7.19         6.49          6.18         5.98          5.87         5.83          4.54
First Principal Payment Date    12/15/07     09/15/05      04/15/05     12/15/04      08/15/04     03/15/04      06/15/02
Last Principal Payment Date     11/15/27     01/15/27      02/15/24     12/15/19      02/15/16     01/15/28      03/15/25
Payment Windows (mos.)            239           256          226           180          138           286           273
Yield @ 100.0000                 6.397         6.393        6.391         6.390        6.389         6.389         6.377


A-1A (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               8.57         4.88          3.84         3.07          2.50         2.06          1.44
Modified Duration (yrs.)          6.33         3.90          3.16         2.59          2.15         1.80          1.30
First Principal Payment Date    05/15/98     05/15/98      05/15/98     05/15/98      05/15/98     05/15/98      05/15/98
Last Principal Payment Date     10/15/27     10/15/27      10/15/27     10/15/27      01/15/27     11/15/24      03/15/20
Payment Windows (mos.)            353           353          353           353          344           318           262
Yield @ 100.0000                 5.998         6.000        6.000         6.003        6.004         6.008         6.012




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


A-1F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               6.50         1.69          1.21         0.95          0.79         0.68          0.53
Modified Duration (yrs.)          5.06         1.54          1.12         0.89          0.74         0.64          0.51
First Principal Payment Date    05/15/98     05/15/98      05/15/98     05/15/98      05/15/98     05/15/98      05/15/98
Last Principal Payment Date     12/15/07     10/15/01      09/15/00     02/15/00      10/15/99     07/15/99      04/15/99
Payment Windows (mos.)            115           41            28           21            17           14            11
Yield @ 100.0000                 6.183         6.075        6.018         5.962        5.909         5.857         5.758


A-2F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              10.07         3.94          2.68         2.05          1.66         1.39          1.05
Modified Duration (yrs.)          7.33         3.40          2.40         1.87          1.53         1.29          0.99
First Principal Payment Date    12/15/07     10/15/01      09/15/00     02/15/00      10/15/99     07/15/99      04/15/99
Last Principal Payment Date     04/15/09     09/15/02      04/15/01     07/15/00      02/15/00     11/15/99      06/15/99
Payment Windows (mos.)             16           11            7             5            4             4             2
Yield @ 100.0000                 6.106         6.069        6.040         6.013        5.984         5.956         5.899


A-3F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              13.35         6.23          4.21         3.10          2.44         2.02          1.48
Modified Duration (yrs.)          8.83         5.00          3.59         2.73          2.20         1.85          1.38
First Principal Payment Date    04/15/09     09/15/02      04/15/01     07/15/00      02/15/00     11/15/99      06/15/99
Last Principal Payment Date     12/15/12     06/15/07      03/15/04     07/15/02      07/15/01     12/15/00      03/15/00
Payment Windows (mos.)             44           57            35           24            17           13             9
Yield @ 100.0000                 6.221         6.201        6.182         6.161        6.140         6.119         6.075


A-4F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              17.53         10.01         7.27         5.00          3.77         2.98          2.13
Modified Duration (yrs.)         10.19         7.17          5.61         4.15          3.25         2.63          1.93
First Principal Payment Date    12/15/12     06/15/07      03/15/04     07/15/02      07/15/01     12/15/00      03/15/00
Last Principal Payment Date     06/15/18     01/15/09      09/15/07     06/15/04      10/15/02     10/15/01      09/15/00
Payment Windows (mos.)             66           19            42           23            15           10             6
Yield @ 100.0000                 6.476         6.465        6.456         6.440        6.423         6.405         6.371


A-5F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              20.14         10.73         9.39         7.00          5.54         4.23          2.71
Modified Duration (yrs.)         10.63         7.38          6.72         5.39          4.46         3.55          2.40
First Principal Payment Date    06/15/18     01/15/09      09/15/07     06/15/04      10/15/02     10/15/01      09/15/00
Last Principal Payment Date     06/15/18     01/15/09      09/15/07     07/15/05      08/15/04     06/15/03      06/15/01
Payment Windows (mos.)             0             0            0            13            22           20             9
Yield @ 100.0000                 6.895         6.884        6.880         6.871        6.861         6.845         6.809




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


A-6F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               7.67         5.84          5.39         5.04          4.72         4.37          3.46
Modified Duration (yrs.)          5.90         4.73          4.43         4.18          3.96         3.71          3.02
First Principal Payment Date    05/15/01     05/15/01      05/15/01     05/15/01      05/15/01     05/15/01      05/15/01
Last Principal Payment Date     12/15/07     09/15/05      04/15/05     12/15/04      08/15/04     06/15/03      12/15/01
Payment Windows (mos.)             79           52            47           43            39           25             7
Yield @ 100.0000                 6.228         6.218        6.215         6.212        6.208         6.204         6.190


A-7F (TO CALL)
--------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              10.03         8.70          8.13         7.12          6.31         5.14          3.64
Modified Duration (yrs.)          7.19         6.48          6.15         5.56          5.05         4.26          3.16
First Principal Payment Date    12/15/07     09/15/05      04/15/05     12/15/04      08/15/04     06/15/03      12/15/01
Last Principal Payment Date     06/15/18     01/15/09      09/15/07     07/15/05      08/15/04     06/15/03      12/15/01
Payment Windows (mos.)            126           40            29            7            0             0             0
Yield @ 100.0000                 6.397         6.393        6.391         6.387        6.382         6.373         6.353


A-1A (TO CALL)
--------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption          0.0% PPC     50.0% PPC    75.0% PPC    100.0% PPC    125.0% PPC   150.0% PPC    200.0% PPC
Implied Seasoned CPR             0.00%        12.00%        18.00%       24.00%        30.00%       36.00%        48.00%
--------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               8.47         4.78          3.77         2.96          2.40         1.94          1.34
Modified Duration (yrs.)          6.30         3.86          3.12         2.52          2.09         1.72          1.22
First Principal Payment Date    05/15/98     05/15/98      05/15/98     05/15/98      05/15/98     05/15/98      05/15/98
Last Principal Payment Date     06/15/18     01/15/09      09/15/07     07/15/05      08/15/04     06/15/03      12/15/01
Payment Windows (mos.)            241           128          112           86            75           61            43
Yield @ 100.0000                 5.997         5.998        5.998         5.998        5.999         5.999         6.001

















NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          AVAILABLE FUNDS CAP ("AFC")*


   Period       Pay Date          AFC          Period      Pay Date          AFC         Period      Pay Date          AFC
   ------       --------        -----          ------      --------        -----         ------      --------          ---

        1        5/15/98        10.70              41       9/15/01         9.28             81       1/15/05          9.24
        2        6/15/98         7.83              42      10/15/01         9.59             82       2/15/05          9.23
        3        7/15/98         8.33              43      11/15/01         9.28             83       3/15/05         10.20
        4        8/15/98         8.26              44      12/15/01         9.59             84       4/15/05          9.22
        5        9/15/98         8.43              45       1/15/02         9.28             85       5/15/05          9.52
        6       10/15/98         8.80              46       2/15/02         9.28             86       6/15/05          9.22
        7       11/15/98         8.56              47       3/15/02        10.28             87       7/15/05          9.52
        8       12/15/98         9.09              48       4/15/02         9.28             88       8/15/05          9.22
        9        1/15/99         9.03              49       5/15/02         9.59             89       9/15/05          9.22
       10        2/15/99         9.23              50       6/15/02         9.28             90      10/15/05          9.52
       11        3/15/99        10.40              51       7/15/02         9.59             91      11/15/05          9.22
       12        4/15/99         9.48              52       8/15/02         9.28             92      12/15/05          9.52
       13        5/15/99         9.33              53       9/15/02         9.28             93       1/15/06          9.22
       14        6/15/99         9.15              54      10/15/02         9.59             94       2/15/06          9.22
       15        7/15/99         9.52              55      11/15/02         9.28             95       3/15/06         10.20
       16        8/15/99         9.24              56      12/15/02         9.59             96       4/15/06          9.22
       17        9/15/99         9.27              57       1/15/03         9.28             97       5/15/06          9.52
       18       10/15/99         9.59              58       2/15/03         9.28             98       6/15/06          9.22
       19       11/15/99         9.28              59       3/15/03        10.28             99       7/15/06          9.52
       20       12/15/99         9.59              60       4/15/03         9.28            100       8/15/06          9.22
       21        1/15/00         9.28              61       5/15/03         9.59            101       9/15/06          9.22
       22        2/15/00         9.28              62       6/15/03         9.28            102      10/15/06          9.52
       23        3/15/00         9.92              63       7/15/03         9.59            103      11/15/06          9.22
       24        4/15/00         9.28              64       8/15/03         9.28            104      12/15/06          9.52
       25        5/15/00         9.59              65       9/15/03         9.28            105       1/15/07          9.22
       26        6/15/00         9.28              66      10/15/03         9.59            106       2/15/07          9.22
       27        7/15/00         9.59              67      11/15/03         9.28            107       3/15/07         10.20
       28        8/15/00         9.28              68      12/15/03         9.59            108       4/15/07          9.22
       29        9/15/00         9.28              69       1/15/04         9.28            109       5/15/07          9.52
       30       10/15/00         9.59              70       2/15/04         9.28            110       6/15/07          9.22
       31       11/15/00         9.28              71       3/15/04         9.92            111       7/15/07          9.52
       32       12/15/00         9.59              72       4/15/04         9.28            112       8/15/07          9.22
       33        1/15/01         9.28              73       5/15/04         9.59            113       9/15/07          9.22
       34        2/15/01         9.28              74       6/15/04         9.28            114      10/15/07          9.52
       35        3/15/01        10.28              75       7/15/04         9.59            115      11/15/07          9.23
       36        4/15/01         9.28              76       8/15/04         9.28            116      12/15/07          9.55
       37        5/15/01         9.59              77       9/15/04         9.28            117       1/15/08          9.24
       38        6/15/01         9.28              78      10/15/04         9.59            118       2/15/08          9.25
       39        7/15/01         9.59              79      11/15/04         9.26            119       3/15/08          9.84
       40        8/15/01         9.28              80      12/15/04         9.56            120       4/15/08          9.20

* AVAILABLE FUNDS CAP. The Adjustable Rate Group loan net WAC (net of Ongoing
Fees). Achieved assuming 6 month LIBOR stays constant at 5.6875%; run at the pricing speed.



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          AVAILABLE FUNDS CAP ("AFC")*


 Period       Pay Date          AFC              Period      Pay Date          AFC              Period      Pay Date           AFC
 ------       --------        -----              ------      --------         ----              ------      --------           ---

    121        5/15/08         9.51                 161       9/15/11         9.20                 201       1/15/15          9.25
    122        6/15/08         9.20                 162      10/15/11         9.51                 202       2/15/15          9.25
    123        7/15/08         9.51                 163      11/15/11         9.20                 203       3/15/15         10.24
    124        8/15/08         9.20                 164      12/15/11         9.51                 204       4/15/15          9.25
    125        9/15/08         9.20                 165       1/15/12         9.20                 205       5/15/15          9.56
    126       10/15/08         9.51                 166       2/15/12         9.20                 206       6/15/15          9.25
    127       11/15/08         9.20                 167       3/15/12         9.84                 207       7/15/15          9.56
    128       12/15/08         9.51                 168       4/15/12         9.20                 208       8/15/15          9.25
    129        1/15/09         9.20                 169       5/15/12         9.51                 209       9/15/15          9.25
    130        2/15/09         9.20                 170       6/15/12         9.20                 210      10/15/15          9.56
    131        3/15/09        10.19                 171       7/15/12         9.51                 211      11/15/15          9.25
    132        4/15/09         9.20                 172       8/15/12         9.20                 212      12/15/15          9.56
    133        5/15/09         9.51                 173       9/15/12         9.20                 213       1/15/16          9.25
    134        6/15/09         9.20                 174      10/15/12         9.51                 214       2/15/16          9.25
    135        7/15/09         9.51                 175      11/15/12         9.21                 215       3/15/16          9.89
    136        8/15/09         9.20                 176      12/15/12         9.51                 216       4/15/16          9.25
    137        9/15/09         9.20                 177       1/15/13         9.23                 217       5/15/16          9.56
    138       10/15/09         9.51                 178       2/15/13         9.25                 218       6/15/16          9.25
    139       11/15/09         9.20                 179       3/15/13        10.24                 219       7/15/16          9.56
    140       12/15/09         9.51                 180       4/15/13         9.25                 220       8/15/16          9.25
    141        1/15/10         9.20                 181       5/15/13         9.56                 221       9/15/16          9.25
    142        2/15/10         9.20                 182       6/15/13         9.25                 222      10/15/16          9.56
    143        3/15/10        10.19                 183       7/15/13         9.56                 223      11/15/16          9.25
    144        4/15/10         9.20                 184       8/15/13         9.25                 224      12/15/16          9.56
    145        5/15/10         9.51                 185       9/15/13         9.25                 225       1/15/17          9.25
    146        6/15/10         9.20                 186      10/15/13         9.56                 226       2/15/17          9.25
    147        7/15/10         9.51                 187      11/15/13         9.25                 227       3/15/17         10.24
    148        8/15/10         9.20                 188      12/15/13         9.56                 228       4/15/17          9.25
    149        9/15/10         9.20                 189       1/15/14         9.25                 229       5/15/17          9.56
    150       10/15/10         9.51                 190       2/15/14         9.25                 230       6/15/17          9.25
    151       11/15/10         9.20                 191       3/15/14        10.24                 231       7/15/17          9.56
    152       12/15/10         9.51                 192       4/15/14         9.25                 232       8/15/17          9.25
    153        1/15/11         9.20                 193       5/15/14         9.56                 233       9/15/17          9.25
    154        2/15/11         9.20                 194       6/15/14         9.25                 234      10/15/17          9.56
    155        3/15/11        10.19                 195       7/15/14         9.56                 235      11/15/17          9.25
    156        4/15/11         9.20                 196       8/15/14         9.25                 236      12/15/17          9.56
    157        5/15/11         9.51                 197       9/15/14         9.25                 237       1/15/18          9.25
    158        6/15/11         9.20                 198      10/15/14         9.56                 238       2/15/18          9.25
    159        7/15/11         9.51                 199      11/15/14         9.25                 239       3/15/18         10.24
    160        8/15/11         9.20                 200      12/15/14         9.56                 240       4/15/18          9.25

* AVAILABLE FUNDS CAP. The adjustable Rate Group loan net WAC (net of Ongoing
Fees). Achieved assuming 6 month LIBOR stays constant at 5.6875%; run at the pricing speed.



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          AVAILABLE FUNDS CAP ("AFC")*


 Period       Pay Date          AFC              Period      Pay Date          AFC              Period      Pay Date           AFC
 ------       --------        -----              ------      --------        -----              ------      --------           ---

    241        5/15/18         9.56                 281       9/15/21         9.24                 321       1/15/25          9.69
    242        6/15/18         9.25                 282      10/15/21         9.55                 322       2/15/25          9.71
    243        7/15/18         9.56                 283      11/15/21         9.24                 323       3/15/25         10.77
    244        8/15/18         9.25                 284      12/15/21         9.55                 324       4/15/25          9.75
    245        9/15/18         9.25                 285       1/15/22         9.24                 325       5/15/25         10.11
    246       10/15/18         9.56                 286       2/15/22         9.24                 326       6/15/25          9.81
    247       11/15/18         9.25                 287       3/15/22        10.23                 327       7/15/25         10.18
    248       12/15/18         9.56                 288       4/15/22         9.24                 328       8/15/25          9.89
    249        1/15/19         9.25                 289       5/15/22         9.55                 329       9/15/25          9.94
    250        2/15/19         9.25                 290       6/15/22         9.24                 330      10/15/25         10.34
    251        3/15/19        10.24                 291       7/15/22         9.56                 331      11/15/25         10.08
    252        4/15/19         9.25                 292       8/15/22         9.25                 332      12/15/25         10.52
    253        5/15/19         9.56                 293       9/15/22         9.25                 333       1/15/26         10.20
    254        6/15/19         9.25                 294      10/15/22         9.56                 334       2/15/26         10.23
    255        7/15/19         9.56                 295      11/15/22         9.26                 335       3/15/26         11.35
    256        8/15/19         9.25                 296      12/15/22         9.57                 336       4/15/26         10.28
    257        9/15/19         9.25                 297       1/15/23         9.27                 337       5/15/26         10.65
    258       10/15/19         9.56                 298       2/15/23         9.27                 338       6/15/26         10.34
    259       11/15/19         9.25                 299       3/15/23        10.27                 339       7/15/26         10.72
    260       12/15/19         9.55                 300       4/15/23         9.28                 340       8/15/26         10.42
    261        1/15/20         9.25                 301       5/15/23         9.60                 341       9/15/26         10.47
    262        2/15/20         9.25                 302       6/15/23         9.29                 342      10/15/26         10.88
    263        3/15/20         9.88                 303       7/15/23         9.61                 343      11/15/26         10.60
    264        4/15/20         9.25                 304       8/15/23         9.31                 344      12/15/26         11.04
    265        5/15/20         9.55                 305       9/15/23         9.32                 345       1/15/27         10.79
    266        6/15/20         9.25                 306      10/15/23         9.64                 346       2/15/27         10.92
    267        7/15/20         9.55                 307      11/15/23         9.34                 347       3/15/27         12.28
    268        8/15/20         9.25                 308      12/15/23         9.66                 348       4/15/27         11.31
    269        9/15/20         9.25                 309       1/15/24         9.36                 349       5/15/27         12.01
    270       10/15/20         9.55                 310       2/15/24         9.38                 350       6/15/27         12.09
    271       11/15/20         9.25                 311       3/15/24        10.04                 351       7/15/27         13.30
    272       12/15/20         9.55                 312       4/15/24         9.42                 352       8/15/27         14.39
    273        1/15/21         9.25                 313       5/15/24         9.76                 353       9/15/27         18.79
    274        2/15/21         9.25                 314       6/15/24         9.48                 354      10/15/27        168.88
    275        3/15/21        10.24                 315       7/15/24         9.83
    276        4/15/21         9.25                 316       8/15/24         9.57
    277        5/15/21         9.55                 317       9/15/24         9.63
    278        6/15/21         9.24                 318      10/15/24         9.97
    279        7/15/21         9.55                 319      11/15/24         9.66
    280        8/15/21         9.24                 320      12/15/24        10.00

* AVAILABLE FUNDS CAP. The Adjustable Rate Group loan net WAC (net of Ongoing
Fees). Achieved assuming 6 month LIBOR stays constant at 5.6875%; run at the pricing speed.




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          AVAILABLE FUNDS CAP ("AFC")**

 Period       Pay Date          AFC              Period      Pay Date          AFC              Period      Pay Date           AFC
 ------       --------        -----              ------      --------        -----              ------      --------           ---

      1        5/15/98        10.70                  41       9/15/01        13.75                  81       1/15/05         15.24
      2        6/15/98         7.83                  42      10/15/01        14.30                  82       2/15/05         15.22
      3        7/15/98         8.33                  43      11/15/01        13.88                  83       3/15/05         16.84
      4        8/15/98         8.26                  44      12/15/01        14.59                  84       4/15/05         15.21
      5        9/15/98         8.43                  45       1/15/02        14.35                  85       5/15/05         15.72
      6       10/15/98         8.80                  46       2/15/02        14.55                  86       6/15/05         15.21
      7       11/15/98         8.56                  47       3/15/02        16.30                  87       7/15/05         15.72
      8       12/15/98         9.09                  48       4/15/02        14.80                  88       8/15/05         15.21
      9        1/15/99         9.03                  49       5/15/02        15.34                  89       9/15/05         15.21
     10        2/15/99         9.23                  50       6/15/02        15.01                  90      10/15/05         15.72
     11        3/15/99        10.40                  51       7/15/02        15.62                  91      11/15/05         15.21
     12        4/15/99         9.48                  52       8/15/02        15.19                  92      12/15/05         15.72
     13        5/15/99         9.35                  53       9/15/02        15.26                  93       1/15/06         15.21
     14        6/15/99         9.28                  54      10/15/02        15.79                  94       2/15/06         15.21
     15        7/15/99         9.83                  55      11/15/02        15.28                  95       3/15/06         16.84
     16        8/15/99         9.71                  56      12/15/02        15.79                  96       4/15/06         15.21
     17        9/15/99         9.88                  57       1/15/03        15.28                  97       5/15/06         15.72
     18       10/15/99        10.30                  58       2/15/03        15.28                  98       6/15/06         15.21
     19       11/15/99        10.01                  59       3/15/03        16.92                  99       7/15/06         15.72
     20       12/15/99        10.59                  60       4/15/03        15.28                 100       8/15/06         15.21
     21        1/15/00        10.48                  61       5/15/03        15.79                 101       9/15/06         15.21
     22        2/15/00        10.68                  62       6/15/03        15.28                 102      10/15/06         15.72
     23        3/15/00        11.60                  63       7/15/03        15.79                 103      11/15/06         15.21
     24        4/15/00        10.93                  64       8/15/03        15.28                 104      12/15/06         15.72
     25        5/15/00        11.35                  65       9/15/03        15.28                 105       1/15/07         15.21
     26        6/15/00        11.22                  66      10/15/03        15.79                 106       2/15/07         15.21
     27        7/15/00        11.83                  67      11/15/03        15.28                 107       3/15/07         16.84
     28        8/15/00        11.65                  68      12/15/03        15.79                 108       4/15/07         15.21
     29        9/15/00        11.82                  69       1/15/04        15.28                 109       5/15/07         15.72
     30       10/15/00        12.30                  70       2/15/04        15.28                 110       6/15/07         15.21
     31       11/15/00        11.95                  71       3/15/04        16.33                 111       7/15/07         15.72
     32       12/15/00        12.59                  72       4/15/04        15.28                 112       8/15/07         15.21
     33        1/15/01        12.42                  73       5/15/04        15.79                 113       9/15/07         15.21
     34        2/15/01        12.61                  74       6/15/04        15.28                 114      10/15/07         15.72
     35        3/15/01        14.15                  75       7/15/04        15.79                 115      11/15/07         15.23
     36        4/15/01        12.87                  76       8/15/04        15.28                 116      12/15/07         15.75
     37        5/15/01        13.35                  77       9/15/04        15.28                 117       1/15/08         15.23
     38        6/15/01        13.15                  78      10/15/04        15.79                 118       2/15/08         15.21
     39        7/15/01        13.83                  79      11/15/04        15.26                 119       3/15/08         16.25
     40        8/15/01        13.58                  80      12/15/04        15.76                 120       4/15/08         15.20

** Achieved assuming 6 month LIBOR increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed.




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          AVAILABLE FUNDS CAP ("AFC")**

 Period       Pay Date          AFC              Period      Pay Date          AFC              Period      Pay Date           AFC
 ------       --------        -----              ------      --------        -----              ------      --------           ---

    121        5/15/08        15.71                 161       9/15/11        15.20                 201       1/15/15         15.25
    122        6/15/08        15.20                 162      10/15/11        15.71                 202       2/15/15         15.25
    123        7/15/08        15.71                 163      11/15/11        15.20                 203       3/15/15         16.88
    124        8/15/08        15.20                 164      12/15/11        15.71                 204       4/15/15         15.25
    125        9/15/08        15.20                 165       1/15/12        15.20                 205       5/15/15         15.75
    126       10/15/08        15.71                 166       2/15/12        15.20                 206       6/15/15         15.25
    127       11/15/08        15.20                 167       3/15/12        16.25                 207       7/15/15         15.75
    128       12/15/08        15.71                 168       4/15/12        15.20                 208       8/15/15         15.25
    129        1/15/09        15.20                 169       5/15/12        15.71                 209       9/15/15         15.25
    130        2/15/09        15.20                 170       6/15/12        15.20                 210      10/15/15         15.75
    131        3/15/09        16.83                 171       7/15/12        15.71                 211      11/15/15         15.25
    132        4/15/09        15.20                 172       8/15/12        15.20                 212      12/15/15         15.75
    133        5/15/09        15.71                 173       9/15/12        15.20                 213       1/15/16         15.25
    134        6/15/09        15.20                 174      10/15/12        15.71                 214       2/15/16         15.25
    135        7/15/09        15.71                 175      11/15/12        15.21                 215       3/15/16         16.30
    136        8/15/09        15.20                 176      12/15/12        15.71                 216       4/15/16         15.25
    137        9/15/09        15.20                 177       1/15/13        15.23                 217       5/15/16         15.75
    138       10/15/09        15.71                 178       2/15/13        15.25                 218       6/15/16         15.25
    139       11/15/09        15.20                 179       3/15/13        16.88                 219       7/15/16         15.75
    140       12/15/09        15.71                 180       4/15/13        15.25                 220       8/15/16         15.25
    141        1/15/10        15.20                 181       5/15/13        15.75                 221       9/15/16         15.25
    142        2/15/10        15.20                 182       6/15/13        15.25                 222      10/15/16         15.75
    143        3/15/10        16.83                 183       7/15/13        15.75                 223      11/15/16         15.25
    144        4/15/10        15.20                 184       8/15/13        15.25                 224      12/15/16         15.75
    145        5/15/10        15.71                 185       9/15/13        15.25                 225       1/15/17         15.25
    146        6/15/10        15.20                 186      10/15/13        15.75                 226       2/15/17         15.25
    147        7/15/10        15.71                 187      11/15/13        15.25                 227       3/15/17         16.88
    148        8/15/10        15.20                 188      12/15/13        15.75                 228       4/15/17         15.25
    149        9/15/10        15.20                 189       1/15/14        15.25                 229       5/15/17         15.75
    150       10/15/10        15.71                 190       2/15/14        15.25                 230       6/15/17         15.25
    151       11/15/10        15.20                 191       3/15/14        16.88                 231       7/15/17         15.75
    152       12/15/10        15.71                 192       4/15/14        15.25                 232       8/15/17         15.25
    153        1/15/11        15.20                 193       5/15/14        15.75                 233       9/15/17         15.25
    154        2/15/11        15.20                 194       6/15/14        15.25                 234      10/15/17         15.75
    155        3/15/11        16.83                 195       7/15/14        15.75                 235      11/15/17         15.25
    156        4/15/11        15.20                 196       8/15/14        15.25                 236      12/15/17         15.75
    157        5/15/11        15.71                 197       9/15/14        15.25                 237       1/15/18         15.24
    158        6/15/11        15.20                 198      10/15/14        15.75                 238       2/15/18         15.24
    159        7/15/11        15.71                 199      11/15/14        15.25                 239       3/15/18         16.88
    160        8/15/11        15.20                 200      12/15/14        15.75                 240       4/15/18         15.24

* Achieved assuming 6 month LIBOR increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed.


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98

EQCC HOME EQUITY LOAN TRUST 1998-1
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-1


                          AVAILABLE FUNDS CAP ("AFC")**


 Period       Pay Date          AFC              Period      Pay Date          AFC              Period      Pay Date           AFC
 ------       --------        -----              ------      --------        -----              ------      --------           ---

    241        5/15/18        15.75                 281       9/15/21        15.25                 321       1/15/25         15.66
    242        6/15/18        15.24                 282      10/15/21        15.75                 322       2/15/25         15.68
    243        7/15/18        15.75                 283      11/15/21        15.25                 323       3/15/25         17.38
    244        8/15/18        15.24                 284      12/15/21        15.75                 324       4/15/25         15.72
    245        9/15/18        15.24                 285       1/15/22        15.25                 325       5/15/25         16.28
    246       10/15/18        15.75                 286       2/15/22        15.25                 326       6/15/25         15.78
    247       11/15/18        15.24                 287       3/15/22        16.88                 327       7/15/25         16.35
    248       12/15/18        15.75                 288       4/15/22        15.25                 328       8/15/25         15.87
    249        1/15/19        15.24                 289       5/15/22        15.76                 329       9/15/25         15.92
    250        2/15/19        15.24                 290       6/15/22        15.25                 330      10/15/25         16.52
    251        3/15/19        16.88                 291       7/15/22        15.76                 331      11/15/25         16.07
    252        4/15/19        15.24                 292       8/15/22        15.26                 332      12/15/25         16.72
    253        5/15/19        15.75                 293       9/15/22        15.26                 333       1/15/26         16.20
    254        6/15/19        15.24                 294      10/15/22        15.77                 334       2/15/26         16.22
    255        7/15/19        15.75                 295      11/15/22        15.26                 335       3/15/26         17.99
    256        8/15/19        15.24                 296      12/15/22        15.78                 336       4/15/26         16.27
    257        9/15/19        15.24                 297       1/15/23        15.27                 337       5/15/26         16.85
    258       10/15/19        15.75                 298       2/15/23        15.28                 338       6/15/26         16.34
    259       11/15/19        15.24                 299       3/15/23        16.92                 339       7/15/26         16.93
    260       12/15/19        15.75                 300       4/15/23        15.28                 340       8/15/26         16.43
    261        1/15/20        15.24                 301       5/15/23        15.80                 341       9/15/26         16.48
    262        2/15/20        15.24                 302       6/15/23        15.29                 342      10/15/26         17.09
    263        3/15/20        16.30                 303       7/15/23        15.81                 343      11/15/26         16.62
    264        4/15/20        15.24                 304       8/15/23        15.31                 344      12/15/26         17.26
    265        5/15/20        15.75                 305       9/15/23        15.31                 345       1/15/27         16.81
    266        6/15/20        15.25                 306      10/15/23        15.83                 346       2/15/27         16.94
    267        7/15/20        15.75                 307      11/15/23        15.33                 347       3/15/27         18.94
    268        8/15/20        15.25                 308      12/15/23        15.85                 348       4/15/27         17.33
    269        9/15/20        15.25                 309       1/15/24        15.35                 349       5/15/27         18.22
    270       10/15/20        15.75                 310       2/15/24        15.37                 350       6/15/27         18.07
    271       11/15/20        15.25                 311       3/15/24        16.44                 351       7/15/27         19.41
    272       12/15/20        15.75                 312       4/15/24        15.40                 352       8/15/27         20.09
    273        1/15/21        15.25                 313       5/15/24        15.94                 353       9/15/27         23.32
    274        2/15/21        15.25                 314       6/15/24        15.45                 354      10/15/27         45.92
    275        3/15/21        16.88                 315       7/15/24        16.01
    276        4/15/21        15.25                 316       8/15/24        15.54
    277        5/15/21        15.75                 317       9/15/24        15.60
    278        6/15/21        15.25                 318      10/15/24        16.13
    279        7/15/21        15.75                 319      11/15/24        15.62
    280        8/15/21        15.25                 320      12/15/24        16.16

** Achieved assuming 6 month LIBOR increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed.


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 04/10/98